Quarterly Holdings Report
for
Fidelity® SAI Real Estate Fund
October 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
REF-NPRT1-1224
1.9912343.100
Common Stocks - 99.1%
	Shares	Value ($)
UNITED STATES - 99.1%
Real Estate - 99.1%
Health Care REITs - 12.3%
Ventas Inc	1,020,214	66,813,815
Welltower Inc	480,818	64,852,732
		131,666,547
Hotel & Resort REITs - 0.5%
Ryman Hospitality Properties Inc	47,911	5,128,872
Industrial REITs - 14.9%
Americold Realty Trust Inc	966,814	24,827,784
Prologis Inc	937,107	105,836,865
STAG Industrial Inc Class A	474,594	17,692,864
Terreno Realty Corp	176,457	10,578,597
		158,936,110
Real Estate Management & Development - 5.5%
CBRE Group Inc Class A (a)	342,483	44,854,999
Compass Inc Class A (a)	1,147,345	7,285,641
CoStar Group Inc (a)	92,916	6,763,355
		58,903,995
Residential REITs - 16.8%
American Homes 4 Rent Class A	637,482	22,464,866
Camden Property Trust	109,649	12,696,258
Elme Communities	322,301	5,437,218
Equity LifeStyle Properties Inc	58,467	4,099,706
Equity Residential	439,166	30,904,111
Invitation Homes Inc	524,295	16,468,106
Mid-America Apartment Communities Inc	112,856	17,079,627
Sun Communities Inc	236,721	31,408,142
UDR Inc	927,044	39,111,986
		179,670,020
Retail REITs - 15.5%
Acadia Realty Trust	139,570	3,418,069
Agree Realty Corp	128,500	9,541,125
Curbline Properties Corp	350,278	7,926,791
FrontView REIT Inc	129,700	2,420,202
InvenTrust Properties Corp	78,100	2,300,045
Kimco Realty Corp	1,982,861	47,033,463
Macerich Co/The	265,466	4,964,214
NNN REIT Inc	918,921	39,917,928
Phillips Edison & Co Inc	229,392	8,673,312
Regency Centers Corp	145,725	10,410,594
SITE Centers Corp	197,789	3,154,735
Tanger Inc	266,289	8,848,783
Urban Edge Properties	763,279	16,975,325
		165,584,586
Specialized REITs - 33.6%
American Tower Corp	498,610	106,473,179
Crown Castle Inc	128,733	13,837,510
CubeSmart	472,476	22,603,252
Digital Realty Trust Inc	236,355	42,125,552
Equinix Inc	98,897	89,806,388
Extra Space Storage Inc	47,345	7,731,439
Four Corners Property Trust Inc	80,001	2,204,827
Lamar Advertising Co Class A	113,485	14,980,020
Public Storage Operating Co	135,435	44,566,241
SBA Communications Corp Class A	50,148	11,507,462
Weyerhaeuser Co	114,625	3,571,715
		359,407,585
TOTAL REAL ESTATE		1,059,297,715

TOTAL COMMON STOCKS (Cost $1,104,783,827)		1,059,297,715

Money Market Funds - 0.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $8,761,550)	4.87	8,759,798	8,761,550

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,113,545,377)	1,068,059,265
NET OTHER ASSETS (LIABILITIES) - 0.1%	573,556
NET ASSETS - 100.0%	1,068,632,821

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	-	170,924,483	162,162,933	177,731	-	-	8,761,550	0.0%
Total	-	170,924,483	162,162,933	177,731	-	-	8,761,550

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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